UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2016

BEN FRANKLIN FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland	000-55352	67-1746204
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 East Kensington Road, Arlington Heights, Illinois	60004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 398-0990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 25, 2016, Ben Franklin Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.

1.           The election of directors

	For	Withheld	Broker non-votes
Robert A. Kotecki	310,037	85,454	196,348
Nicolas J. Raino	254,441	141,050	196,348

2.           The approval of the Ben Franklin Financial, Inc. 2016 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes
237,240	153,644	4,607	196,348

3.           The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for the year ending December 31, 2016.

For	Against	Abstain
573,554	12,534	5,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEN FRANKLIN FINANCIAL, INC.
DATE: May 27, 2016	By:	/s/ C. Steven Sjogren
C. Steven Sjogren
Chairman, President and Chief Executive Officer